                 AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

        THIS AMENDMENT NO. 1, dated as of February 23, 1996 (the "Amendment") to the Third Amended and Restated Revolving Credit and Term Loan Agreement dated as of November 13, 1995 (the "Agreement"), is between DRUG EMPORIUM, INC., a Delaware corporation (the "Borrower"), and BANK ONE, COLUMBUS, NA (the"Bank").

        WHEREAS, the Borrower has determined that the leases for certain retail stores which were assigned to Borrower or its affiliates from F&M Distributors, Inc., as previously identified by Borrower, provide for below market rents (the "Below Market Leases"); and

        WHEREAS, the Borrower desires to characterize the Below Market Leases as tangible, rather that intangible assets of the Borrower and its affiliates; and

        WHEREAS, the Borrower and the Bank have agreed to amend the Agreement on the terms and conditions hereinafter set forth;

        NOW THEREFORE, in consideration of the mutual agreements hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

        Section 1. AMENDMENT OF THE AGREEMENT. The definition of "Tangible Net Worth" as set forth in Section 10.1 of the Agreement is hereby amended by the addition of the following language at the end of the existing language:

             Notwithstanding the provisions of the preceding clause (b), "Tangible Net Worth" shall not be reduced by up to $3,957,000 of assets made up of the Below Market Leases which amount shall be treated, for purposes of this definition, as tangible assets amortized over a period not to exceed ten years.

        Section 2. REAFFIRMATION; NO DEFAULT. The Borrower hereby certifies that as of the date hereof:

        2.1. REAFFIRMATION. The representations and warranties of the Borrower contained in the Agreement are correct and accurate as though made on and as of the date hereof.

        2.2. NO EVENTS OF TERMINATION. After giving effect to this Amendment, no event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

        Section 3. APPLICABLE LAW. This Amendment shall be deemed to be a contract made under the laws of the State of Ohio and for all purposes shall be construed in accordance with the laws of such state.

        Section 4. COSTS AND EXPENSES. The Borrower hereby agrees to pay on demand all costs and expenses in connection with the preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Bank with respect thereto.

        Section 5. COUNTERPARTS. This Amendment may be signed in any number of counterparts with the same effect as if the signatures thereto were upon the same instrument. Complete sets of counterparts shall be lodged with the Borrower and the Bank.

        Section 6. CONFESSION OF JUDGMENT. Borrower hereby authorizes any attorney at law to appear for Borrower, in an action on this Amendment or the Agreement, at any time after the same becomes due, as herein provided, in any court of record in or of the State of Ohio, or elsewhere, to waive the issuing and service of process against Borrower and to confess judgment in favor of the holder of the Agreement as hereby amended or the party entitled to the benefits of the Agreement as so amended against Borrower for the amount that may be due, with interest at the rate provided in the Agreement and costs of suit, and to waive and release all errors in said proceedings and judgment, and all petitions in error, and right of appeal from the judgment rendered.

        Section 7. SUPPLEMENTAL AGREEMENT. The Amendment is hereby made supplemental to and as part of the Agreement. All of the terms and provisions of the Agreement, as amended above, shall remain in full force and effect from and after the date first above written, as the same may be later amended, supplemented or otherwise modified from time to time.

        The parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the date first above written.


                                    BANK ONE, COLUMBUS, NA


                                    By:


                                    Elizabeth E. Cadwallader, Vice President


                                    DRUG EMPORIUM, INC.


                                    By:


                                    David L. Kriegel, Chief Executive Officer


WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

                           ACKNOWLEDGMENT AND CONSENT

     Each of the undersigned (collectively, the "Guarantors" and individually, a "Guarantor") hereby (a) acknowledges that it has reviewed the foregoing Amendment No. 1 to Third Amended and Restated Revolving Credit and Term Loan Agreement and consents to the terms and provisions thereof; (b) acknowledges that consent of the undersigned is not necessary to make the Subsidiary Guaranties given to the Bank by the Guarantors pursuant to the Agreement (the "Guaranties") effective as to such Amendment No. 1; (c) acknowledges that the granting of such consent by the Guarantors does not establish a pattern therefor and, whether or not future consents are granted by the Guarantors to further amendments, the obligations of the Guarantors under the Guaranties will not be affected thereby; and (d) ratifies and affirms its respective Guaranty.

     Dated as of the 23rd day of February, 1996.

CENTERLINE, INC.                         WINTER FERN DRUG DISTRIBUTIONS, INC.

By:                                      By:

Its:                                     Its:


RJR DRUG DISTRIBUTIONS INC.              HOUSTON VENTURE, INC.

By:                                      By:

Its:                                     Its:


EMPORIUM VENTURE, INC.                   DRUG EMPORIUM OF MARYLAND, INC.

By:                                      By:

Its:                                     Its:

DRUG EMPORIUM OF MICHIGAN, INC.

By:

Its:

                                AMENDMENT NO. 2
                                       TO
                           THIRD AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT
                         DATED AS OF NOVEMBER 13, 1995

     THIS AMENDMENT NO. 2 ("Amendment") is dated as of May 24, 1996, between DRUG EMPORIUM, INC. (the "Borrower") and BANK ONE, COLUMBUS, NA (the "Bank").

                                   WITNESSETH:

     THAT the Borrower and the Bank, parties to that certain Third Amended and Restated Revolving Credit and Term Loan Agreement dated as of November 13, 1995, as amended by Amendment No. 1 dated February 23, 1996 (the "Agreement"), have agreed to amend the Agreement on the terms and conditions hereinafter set forth. Terms not otherwise defined herein are used as defined in the Agreement as amended hereby.

     NOW, THEREFORE, the Borrower and the Bank hereby agree as follows:

     SECTION 1. AMENDMENT OF THE AGREEMENT. The Agreement is, effective the date hereof, hereby amended as follows:

        SECTION 1.1. Section 1.1.1 shall be amended by deleting "February 28" and inserting in place thereof "May 31".

        SECTION 1.2. The first sentence in Section 1.1.2 shall be amended by deleting "$45,000,000 thereafter'' and inserting in place thereof "$60,000,000 from May 24, 1996 until and including February 28, 1997 or (c) $55,000,000 thereafter."

        SECTION 1.3. Section 4.2 shall be amended by adding the following to the end thereof: "As an additional condition precedent to the obligation of the Bank to provide or extend any Credit hereunder, Borrower shall furnish to the Bank an aging report regarding the Accounts."

        SECTION 1.4. The chart in Section 7.4 shall be deleted and replaced with the following:

                   PERIOD                                         RATIO
--------------------------------------------------------------------------
Date hereof until and including August 31, 1996                  1.60:1.00
--------------------------------------------------------------------------
September 1, 1996 until and including March 1, 1997              1.50:1.00
--------------------------------------------------------------------------
March 2, 1997 until and including March 1, 1998                  1.35:1.00
--------------------------------------------------------------------------
March 2, 1998 and thereafter                                     1.25:1.00
--------------------------------------------------------------------------



     SECTION 1.5. Section 7.5 shall be amended by deleting "March 31" and inserting in place thereof "August 31".

     SECTION 1.6. The definition of "Borrowing Base" under Section 10.1 shall be deleted and replaced with the following:

     "Borrowing Base" means the Net Value of Eligible Accounts plus the Net Value of eligible Inventory.

     SECTION 1.7. The definition of "Borrowing Base Certificate" under Section
10.1 shall be deleted and replaced with the following:

        "Borrowing Base Certificate" means a certificate, in the form required by the Bank, signed by a duly authorized officer of the Borrower, that computes the Borrowing Base, together with any memo of returns and credits, remittance report, schedule of Accounts and such other supporting documents and materials which the Bank, in its sole discretion, may require to be delivered with such certificate, in the form attached hereto.

     SECTION 1.8. The definition of "Current Assets" under Section 10.1 shall be deleted and replaced with the following:

        "Current Assets" means all assets which may properly be classified as current assets in accordance with generally accepted accounting principles applied on a consistent basis plus 100% of any LIFO reserve as of the date of determination, except that amounts due from unconsolidated Subsidiaries and Affiliates shall be excluded.

     SECTION 1.9. The definition of "Current Liabilities" under Section 10.1 shall be deleted and replaced with the following:

        "Current Liabilities" means all Liabilities as may properly be classified as current Liabilities in accordance with generally accepted accounting principles applied on a consistent basis, plus 40% of any LIFO reserve as of the date of determination, and the principal amount of all Revolving Credit Loans which are outstanding hereunder but shall not include up to $3,000,000 in reserves reasonably established by the Borrower in February 1996 in connection with the Disposition.

     SECTION 1.10. The definition of "LIBO Rate Period" under Section 10.1 shall be amended by deleting the words "plus 60% of any LIFO reserve".

     SECTION 1.11. The following new definitions shall be added in Section 10.1:

        "Account" means and includes all accounts (whether or not earned by performance), contract rights, chattel paper, instruments, documents, general intangibles (including, without limitation, tax refunds and tax refund claims) and all other forms of obligations owing to the Borrower, whether secured or unsecured, whether now existing or hereafter created, and whether or not specifically assigned to the Bank under the Loan Documents, all guaranties and other security therefor, all merchandise returned to or repossessed by the Borrower, and all rights of stoppage in transit and all other rights and remedies of an unpaid vendor, lienor or secured party.

        "Customer" means any Person who is obligated as an account debtor or other obligor on, under or in connection with any Account.

        "Defaulted Account" means an Account that a Customer has not satisfied in full on or before the 90th day after the date an invoice is issued.

        "Eligible Account" means each Account of the Borrower which, at the time of determination, meets all the following qualifications: (a) the Borrower has lawful and absolute title to such Account, subject only to the Lien of the Bank given by the Agreement; such Lien constitutes a perfected Lien in the Account prior to the rights of any other Person and such Account is not subject to any other Lien whatsoever; (b) the Borrower has the full unqualified right to grant a Lien in such Account to the Bank as security and collateral for the amounts owing hereunder and under the Notes; (c) the Account is evidenced by an invoice issued to the proper Customer and is not evidenced by any instrument or chattel paper; (d) the Account arose from the sale of goods by the Borrower in the ordinary course of business, which goods have been shipped or delivered to the Customer under such Account; and such sale was an absolute sale and not on consignment, approval or a sale-and-return basis; (e) no notice of the bankruptcy, receivership, reorganization, insolvency, or financial embarrassment of the Customer has been received by the Borrower; (f) the Account is a valid, legally enforceable obligation of the Customer, and is not subject to any dispute, offset, counterclaim, or other defense on the part of such Customer; (g) it is not a Defaulted Account; (h) the terms of the Account require payment no more than 90 days from the date an invoice is issued; (i) the Customer on the Account is not (1) the United States of America or any foreign government, or any department, agency or instrumentality thereof, (2) the Borrower, or any Affiliate, or (3) located outside the United States or Canada, unless the sale is secured by a letter of credit on which the Bank is the sole beneficiary and the form, substance and issuer of which are acceptable to the Bank; (j) the Borrower is not indebted to the Customer on the Account (or any affiliate of such Customer) for any goods provided or services rendered to the Borrower; (k) the Account is not owing by any Customer with 25% or more of the value of its outstanding Accounts not qualifying as Eligible Accounts; (l) the Account is an Account representing all or part of the sales price of merchandise, insurance and service within the meaning of Section 3(c)(5) of the Investment Company Act of 1940, as amended; (m) a purchase of the Account would constitute a "current transaction " within the meaning of
        Section 3(a)(3) of the Securities Act of 1933, as amended; (n) the Account is denominated and payable only in United States dollars in the United States; and (o) the Bank, acting in its sole discretion, has not notified the Borrower the Account may not be considered as an Eligible Account.

        "Net Value of Eligible Accounts" means 75% of the lower of the book value or collectible value of Eligible Accounts, as reflected in the Borrower's books in accordance with GAAP, net of all credits, discounts and allowances (including all unissued credits in the form of a competitive allowance or otherwise); provided, however, that the Net Value of Eligible Accounts shall not exceed $7,500,000.

          "Net Value of Eligible Inventory" means (a) 40% of the value of the Eligible Inventory from the date hereof until and including December 31, 1996 or (b) 35% of the value of the Eligible Inventory thereafter.

SECTION 1.12. Section 10.2 shall be amended and restated in its entirety as follows:

          10.2 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements of Borrower, provided however, that for the purposes of calculating the financial covenants in Section 7.2., 7.3., 7.4., 7.5. and 7.6., the LIBO Fixed Charge Coverage Ratio and the LIBO Senior Leverage Ratio, the Borrower may exclude up to $3,000,000 of a one-time non-cash charge incurred in fiscal 1997 as a result of adopting SASB 121.

        SECTION 2. CONDITIONS PRECEDENT TO EXTENSION OF CREDIT. Prior to the extension of Credit hereunder, Borrower shall furnish to the Bank all of the following, each dated the date hereof in form and substance satisfactory to the
Bank:

        SECTION 2.1. Landlord Waivers. A Landlord's Waiver and Consent substantially in the form attached hereto as Exhibit A from those of its landlords in the jurisdictions where Eagleville Pharmacy, Inc.'s stores are located and where such landlords are given a statutory Lien superior to or para passu with the Lien granted to the Bank under the Loan Documents.

        SECTION 2.2. Financing Statements. Copies of duly completed and executed Uniform Commercial Code financing statements or statements of assignment or statements of amendment with respect to the property covered by the Security Agreement, in proper form for filing in all jurisdictions in which such filing is necessary or appropriate to establish, perfect, protect and preserve the rights, titles, interests, remedies, powers, privileges and Liens of the Bank in the Accounts, Inventory and other personal property of Eagleville Pharmacy, Inc. being acquired by the Borrower.

        SECTION 2.3. Liens and Other Searches. Results of record searches by a Person satisfactory to the Bank, of the Uniform Commercial Code filings which may have been filed with respect to the personal property of Borrower in the state and county filing offices and real estate records in each of the jurisdictions requested by the Bank, and of judgment and tax Liens with respect to Borrower.

        SECTION 2.4. Consent of Guarantors. A properly executed Consent of Guarantor of each of the guarantors under the Agreement.

     SECTION 2.5. Revolving Credit Note. A properly executed First Amendment to Third Amended and Restated Revolving Credit Note, issued by the Borrower to the Bank in the principal amount of $60,000,000 in the form attached hereto as Exhibit B.

     SECTION 2.6. Opinion of Counsel. The favorable opinion of Emens, Kegler, Brown, Hill & Ritter, addressed to the Bank in the form attached to the Agreement as Exhibit 4.7(k).

     SECTION 2.7. Assignment of Indemnification Right. A properly executed Assignment of Indemnification Right in the form attached hereto as Exhibit C.

     SECTION 2.8. Estoppel Letters. An estoppel letter agreement executed by each secured creditor acknowledging that it no longer has a Lien in the inventory of Eagleville Pharmacy, Inc., substantially in the form attached hereto as Exhibit D.

     SECTION 3. GOVERNING LAWS. This Amendment No. 2 shall be governed by and construed in accordance with the laws of the State of Ohio.

     SECTION 4. COSTS AND EXPENSES. All costs and expenses of the Bank in connection with the preparation, execution and delivery of this Amendment No. 2 and the other documents to be delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of outside legal counsel incurred by the Bank or any Persons participating in the Loans pursuant to Section 9 of the Agreement with respect thereto shall be paid by the Borrower, on demand.

     SECTION 5. COUNTERPARTS. This Amendment No. 2 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be original and all of which when taken together shall constitute one and the same agreement.

     SECTION 6. CONFESSION OF JUDGMENT. The Borrower hereby authorizes any attorney at law to appear for the Borrower, in an action on the Agreement, at any time after the same becomes due, as herein provided, in any court of record in or of the State of Ohio, or elsewhere, to waive the issuing and service of process against the Borrower and to confess judgment in favor of the holder of the Agreement or the party entitled to the benefits of the Agreement against the Borrower for the amount that may be due, with interest at the rate herein mentioned and costs of suit, and to waive and release all errors in said proceedings and judgment, and all petitions in error, and right of appeal from the judgment rendered.

     SECTION 7. REAFFIRMATION OR REPRESENTATIONS AND WARRANTIES; NO DEFAULTS. The Borrower hereby expressly acknowledges and confirms that the representations and warranties of the Borrower set forth in Section 5 of the Agreement are true and accurate on this date with the same.

effect as if made on and as of this date; that no financial condition or circumstance exists which would inevitably result in the occurrence of an Event of Default under Section 8 of the Agreement; and that no event has occurred or no condition exists which constitutes, or with the running of time or the giving of notice would constitute an Event of Default under Section 8 of the Agreement.

        SECTION 8. REAFFIRMATION OF DOCUMENTS. Except as herein expressly modified, the parties hereto ratify and confirm all of the terms, conditions warranties and covenants of the Agreement, and all security agreements, pledge agreements, mortgage deeds, assignments, subordination agreements, or other instruments or documents executed in connection with the Agreement, including provisions for the payment of the Notes pursuant to the terms of the Agreement. This Amendment No. 2 does not constitute the extinguishment of any obligation or indebtedness previously incurred, nor does it in any manner affect or impair any security interest granted to the Bank, all of such security interests to be continued in full force and effect until the indebtedness described herein is fully satisfied.

     The Borrower and the Bank have executed this Amendment No. 2 as of the date first above written.


                                     BANK ONE, COLUMBUS, NA

                                     By:

                                     Name: Elizabeth E. Cadwallader

                                     Its: Vice President


WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

                                          DRUG EMPORIUM, INC.

                                          By:


                                          Name:


                                          Its:

                                   EXHIBIT A

                     FORM OF LANDLORD'S WAIVER AND CONSENT

                                   EXHIBIT B

      FIRST AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING CREDIT NOTE

                                   EXHIBIT C

                      ASSIGNMENT OF INDEMNIFICATION RIGHT

                                   EXHIBIT D

                                ESTOPPEL LETTER

                                AMENDMENT NO. 3
                                       TO
                           THIRD AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT
                         DATED AS OF NOVEMBER 13, 1995

         THIS AMENDMENT NO. 3 ("Amendment") is dated as of December 13, 1996, between DRUG EMPORIUM, INC. (the "Borrower") and BANK ONE, COLUMBUS, NA (the "Bank").

                                  WITNESSETH:

         THAT the Borrower and the Bank, parties to that certain Third Amended and Restated Revolving Credit and Term Loan Agreement dated as of November 13, 1995, as amended by Amendment No. 1 dated February 23, 1996 and Amendment No. 2 dated May 24, 1996 (the "Agreement"), have agreed to amend the Agreement on the terms and conditions hereinafter set forth. Terms not otherwise defined herein are used as defined in the Agreement as amended hereby.

         NOW, THEREFORE, the Borrower and the Bank hereby agree as follows:

         SECTION 1. AMENDMENT OF THE AGREEMENT. The Agreement is, effective the date hereof, hereby amended as follows:

                  SECTION 1.1. Section 1.1.1 shall be amended by deleting "May 31, 1999" and inserting in place thereof "May 31, 2000".

                  SECTION 1.2. Section 1.1.3(a) shall be amended by deleting "180 after the date of issuance" and inserting in place thereof "180 days after the date of issuance for documentary Letters of Credit or 365 days after the date of issuance for standby Letters of Credit"; and by adding the following to the end thereof "provided however, that the face amount of standby Letters of Credit shall never exceed $2,000,000."

                  SECTION 1.3. Section 1.3.1 shall be amended by deleting "3/8 of 1%" and inserting in place thereof "1/4 of 1%".

                  SECTION 1.4. Section 1.3.2 shall be amended by adding the following to the end of the first sentence thereof "provided however, that the Borrower shall pay an issuance fee of two percent (2%) per annum of the face amount of standby Letters of Credit."

                  SECTION 1.5. Section 1.5.2 shall be deleted and replaced in its entirety with the following:

         1.5.2. Interest on Variable Rate Loans. Each Variable Rate Loan shall bear interest on the unpaid principal balance of such Loan for each day from the day such Loan is made until it becomes due, at a fluctuating rate per annum equal to the rate set forth in Section 1.9. Interest on all Variable Rate Loans shall be calculated on the basis of the actual number of days elapsed over a year of 360 days. Any change in the interest rate on a Variable Rate Loan due to a change in the Prime Rate shall take effect, without notice to Borrower, at the opening of business on the date of such change in the Prime Rate. Interest on the Variable Rate Loans shall be payable quarterly on the last day of each February, May, August and November commencing on the first such date following the initial Variable Rate Loan.

                  SECTION 1.6. Section 1.5.3 shall be deleted and replaced in its entirety with the following:

         1.5.3. Interest on LIBO Rate Loans. Each LIBO Rate Loan shall bear interest on the outstanding principal amount of such Loan for each day from the day such Loan is made until it becomes due, at a rate per annum equal to the rate set forth in Section 1.9. Borrower shall pay, with respect to each LIBO Rate Loan, such additional amounts as shall be determined pursuant to Section 1.6. Interest on each LIBO Rate Loan shall be payable at the maturity of such Loan. Interest on all LIBO Rate Loans shall be calculated on the actual number of days elapsed over a year of 360 days.

                  SECTION 1.7. A new Section 1.9 shall be added that reads as follows:

         1.9. INTEREST RATES. The interest rate for Variable Rate Loans and LIBO Rate Loans shall be based upon the Borrower's LIBO Fixed Charge Coverage Ratio and LIBO Senior Leverage Ratio. If the Borrower satisfies both conditions or the applicable section of the following chart, then the Borrower may borrow at the corresponding rates:

------------------------------------------------------------------- -------------------------- ------------------------
                         APPLICABLE RATIO                              VARIABLE RATE LOANS         LIBO RATE LOANS
------------------------------------------------------------------- -------------------------- ------------------------
LIBO Fixed Charge Coverage Ratio of 1.20:1.00 or greater, and a        Prime Rate minus 50          LIBO Rate + 175
LIBO Senior Leverage Ratio of 1.05:1.0 or less                            basis points                basis points
------------------------------------------------------------------- -------------------------- ------------------------
LIBO Fixed Charge Coverage Ratio of 1.10:1.00 or greater, and a             Prime Rate              LIBO Rate + 200
LIBO Senior Leverage Ratio of 1.20:1.0 or less                                                        basis points
------------------------------------------------------------------- -------------------------- ------------------------
LIBO Fixed Charge Coverage Ratio of 1.05:1.00 or greater, and a             Prime Rate              LIBO Rate + 225
LIBO Senior Leverage Ratio of 1.35:1.0 or less                                                       basis points
------------------------------------------------------------------- -------------------------- ------------------------
LIBO Fixed Charge Coverage Ratio of less than 1.05:1.00, or a               Prime Rate               Not Available
LIBO Senior Leverage Ratio of more than 1.35:1.0
------------------------------------------------------------------- -------------------------- ------------------------

                  SECTION 1.8. Section 2.2.2 shall be deleted and replaced in its entirety with the following:

         2.2.2. Unless Borrower has elected, from time to time, in accordance with the provisions of Section 2.2.3 to cause all or a portion of the Term Note to bear interest at a LIBO Rate, the Term Note shall bear interest on the unpaid principal balance thereof calculated on the basis of the actual number of days elapsed over a year of 360 days on the unpaid principal balance thereof at a fluctuating rate per annum equal to the rate for Variable Rate Loans set forth in Section 1.9. Any change in the interest rate due to a change in the Prime Rate shall take effect, without notice to Borrower, at the opening of business on the date of the change in the Prime Rate.

                  SECTION 1.9. The chart in Section 7.2 shall be deleted and replaced with the following:

                   ------------------------------------------------------------- ---------------------------
                                              PERIOD                                 TANGIBLE NET WORTH
                   ------------------------------------------------------------- ---------------------------
                   August 31, 1996 until and including February 28, 1998                $53,000,000
                   ------------------------------------------------------------- ---------------------------
                   March 1, 1998 and thereafter                                         $56,000,000
                   ------------------------------------------------------------- ---------------------------


                  SECTION 1.10. The chart in Section 7.3 shall be deleted and replaced with the following:

                   -------------------------------------------------------------------- --------------------
                                                 PERIOD                                        RATIO
                   -------------------------------------------------------------------- --------------------
                   From each October 1 until and including the following March 31            1.35:1.00
                   -------------------------------------------------------------------- --------------------
                   During the remainder of each year                                         1.50:1.00
                   -------------------------------------------------------------------- --------------------


                  SECTION 1.11. The chart in Section 7.4 shall be deleted and replaced with the following:

                   -------------------------------------------------------------------- --------------------
                                                 PERIOD                                        RATIO
                   -------------------------------------------------------------------- --------------------
                   November 1, 1996 and thereafter                                           1.50:1.00
                   -------------------------------------------------------------------- --------------------

                  SECTION 1.12. The chart in Section 7.6 shall be deleted and replaced with the following:

                   -------------------------------------------------------------------- --------------------
                                                 PERIOD                                        RATIO
                   -------------------------------------------------------------------- --------------------
                   November 1, 1996 and thereafter                                           1.05:1.00
                   -------------------------------------------------------------------- --------------------

                  SECTION 1.13. The definition of "Letter of Credit" under
Section 10.1 shall be amended by deleting the second sentence.

                  SECTION 1.14. The definition of "LIBO Rate" under Section
10.1 shall be deleted and replaced in its entirety with the following:

         "LIBO Rate" means, as of the date of each LIBO Rate Loan, the rate of interest (rounded upward, if necessary, to the next highest 1/16th of 1%) at which the Bank was offered deposits in United States dollars in the London Interbank LIBO Market on the second London Banking Day preceding the date of such LIBO Rate Loan for delivery on the date of such LIBO Rate Loan, for deposits for a like period as such LIBO Rate Loan and in an amount equal to the amount of such LIBO Rate Loan plus the applicable basis point margin set forth in Section 1.9 and any additional costs provided for in Section 1.5.4.

                  SECTION 1.15. The definition of "LIBO Rate Period" under
Section 10.1 shall be amended by (i) deleting "2.0:1.0" and inserting in place thereof "1.35:1.0", and (ii) deleting "1.10:1.00" and inserting in place thereof "1.05:1.0".

         SECTION 2. CONDITIONS PRECEDENT TO EXTENSION OF CREDIT. Prior to the extension of Credit hereunder, Borrower shall furnish to the Bank all of the following, each dated the date hereof in form and substance satisfactory to the
Bank:

                  SECTION 2.1. Liens and Other Searches. Results of record searches by a Person satisfactory to the Bank, of the Uniform Commercial Code filings which may have been filed with respect to the personal property of Borrower in the state and county filing offices and real estate records in each of the jurisdictions requested by the Bank, and of judgment and tax Liens with respect to Borrower.

                  SECTION 2.2. Consent of Guarantors. A properly executed Consent of Guarantor of each of the guarantors under the Agreement.

                  SECTION 2.3. Revolving Credit Note. A properly executed Second Amendment to Third Amended and Restated Revolving Credit Note, issued by the Borrower to the Bank in the principal amount of $60,000,000 in the form attached hereto as Exhibit A.

                  SECTION 2.4. Opinion of Counsel. The favorable opinion of Borrower's counsel, addressed to the Bank in the form attached to the Agreement as Exhibit 4.7(k).

         SECTION 3. GOVERNING LAW. This Amendment No. 3 shall be governed by and construed in accordance with the laws of the State of Ohio.

         SECTION 4. COSTS AND EXPENSES. All costs and expenses of the Bank in connection with the preparation, execution and delivery of this Amendment No. 3 and the other documents to be delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of outside legal counsel incurred by the Bank or any Persons participating in the Loans pursuant to Section 9 of the Agreement with respect thereto shall be paid by the Borrower, on demand.

         SECTION 5. COUNTERPARTS. This Amendment No. 3 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         SECTION 6. CONFESSION OF JUDGMENT. The Borrower hereby authorizes any attorney at law to appear for the Borrower, in an action on the Agreement, at any time after the same becomes due, as herein provided, in any court of record in or of the State of Ohio, or elsewhere, to waive the issuing and service of process against the Borrower and to confess judgment in favor of the holder of the Agreement or the party entitled to the benefits of the Agreement against the Borrower for the amount that may be due, with interest at the rate herein mentioned and costs of suit, and to waive and release all errors in said proceedings and judgment, and all petitions in error, and right of appeal from the judgment rendered.

         SECTION 7. REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES; NO DEFAULTS. The Borrower hereby expressly acknowledges and confirms that the representations and warranties of the Borrower set forth in Section 5 of the Agreement are true and accurate on this date with the same effect as if made on and as of this date; that no financial condition or circumstance exists which would inevitably result in the occurrence of an Event of Default under Section 8 of the Agreement; and that no event has occurred or no condition exists which constitutes, or with the running of time or the giving of notice would constitute an Event of Default under Section 8 of the Agreement.

         SECTION 8. REAFFIRMATION OF DOCUMENTS. Except as herein expressly modified, the parties hereto ratify and confirm all of the terms, conditions, warranties and covenants of the Agreement, and all security agreements, pledge agreements, mortgage deeds, assignments, subordination agreements, or other instruments or documents executed in connection with the Agreement, including provisions for the payment of the Notes pursuant to the terms of the Agreement. This Amendment No. 3 does not constitute the extinguishment of any obligation or indebtedness previously incurred, nor does it in any manner affect or impair any security interest granted to the Bank, all of such security interests to be continued in full force and effect until the indebtedness described herein is fully satisfied.

         The Borrower and the Bank have executed this Amendment No. 3 as of the date first above written.

                                        BANK ONE, COLUMBUS, NA

                                        By:   /s/ ELIZABETH E. CADWALLADER
                                           ------------------------------------
                                        Name:     Elizabeth E. Cadwallader
                                        Its:      Vice President


WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

                                        DRUG EMPORIUM, INC.

                                        By:   /s/ DAVID L. KRIEGEL
                                           ------------------------------------
                                        Name:     David L. Kriegel,
                                        Its:      Chief Executive Officer

                                    EXHIBIT A

      SECOND AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING CREDIT NOTE

                                   TERM NOTE

$5,000,000                                                         Powell, Ohio
                                                                 April 18, 1997

        On or before May 30, 1997, (the "Maturity Date") for value received, the undersigned, DRUG EMPORIUM, INC., a Delaware corporation (the "Company"), hereby promises to pay to the order of BANK ONE, COLUMBUS, NA (the "Lender") or its assigns, as further provided in this promissory note ("Note"), the principal amount of Five Million Dollars ($5,000,000), together with interest on the unpaid principal balance from time to time outstanding hereunder until paid in full, at the rates determined and payable at the times as herein specified. Both principal and interest are payable in federal funds or other immediately available money of the United States of America at the Main Office of the Lender, Bank One, Columbus, NA, 100 East Broad Street, Columbus, Ohio.

        Section 1. Defined Terms. Term not defined herein have the meanings given to them in the Third Amended and Restated Revolving Credit and Term Loan Agreement, dated as of November 13, 1995, between the Company and the Lender, as amended by Amendment No. 1 dated May 24, 1996, Amendment No. 2 dated May 24, 1996 and Amendment No. 3 dated December 13, 1996, and as the same may be amended, modified or supplemented from time to time (the "Agreement").

        Section 2. Payments. The principal amount of this Note and all accrued interest thereon are due and payable on the Maturity Date.

                2.1. Interest. Interest on the outstanding principal amount, for each day from the date hereof until this Note is paid in full, shall be at a rate per annum equal to the rate of interest for such day publicly announced from time to time by the Lender as its prime rate. All interest under this Note shall be computed on the basis of the actual days elapsed in a year of 360 days.

        Section 3. Prepayment. The principal of this Note may be prepaid in whole at any time or in part from time to time.

        Section 4. Security. This note is secured by and entitled to the benefits of (a) the Security Agreement, (b) the Pledge Agreement, (c) the Subsidiary Guaranties and (d) the Subsidiary Security Agreements, each as amended from time to time (collectively, the "Security Documents").

        Section 5. Default.

                5.1. Events of Default. There shall exist an "Event of Default" if any of the following occurs:

    5.1.1. The Company fails to make a payment of interest or principal on the Note when and as due.

     5.1.2. An "Event of Default" (as defined in Section 8 of the Agreement) occurs under the Agreement.

                  5.2. Acceleration. At any time after an Event of Default, the Lender shall have the right to make a demand for payment upon the Company, whereupon the principal amount of this Note, all accrued interest thereon, all fees, costs and all such other amounts owing hereunder and under the Security Documents shall become forthwith due and payable, without presentment, demand, protest or other notice of any kind, all of which is hereby expressly waived by the Company, notwithstanding anything contained in the Security Documents to the contrary. In respect of the Collateral (as defined in the Security Documents) or any part thereof, the Lender shall have such rights and remedies as are provided by the UCC and such other rights and remedies in respect thereof which the Lender may have at law or in equity or under the Security Documents, including without limitation the right to enter any premises where any of the Collateral is located and take possession of the same without demand or notice and without prior judicial hearing or legal proceedings, which the Company hereby expressly waives, and to sell all or any portion of the Collateral at public or private sale after 10 days' notice, which the Company hereby agrees is reasonable notice for such sale, at such place or places and at such time or times and in such manner and upon such terms, whether for cash or on credit, as the Lender in its sole discretion may determine, as well as such other rights and remedies as are provided in the Security Documents. Upon any such sale of any of the Collateral, the Lender may purchase all or any of the Collateral being sold, free from any equity or right of redemption. The Lender shall apply the proceeds of any such sale and any proceeds received by the Lender from the collection of accounts and proceeds to the Obligations (as defined in the Security Documents). If such proceeds are insufficient to pay the amounts required by law, the Company shall be liable for any deficiency in the amount so realized from its Collateral. The rights and remedies of the Lender expressly specified in the Agreement are cumulative and not exclusive of any other rights and remedies which the Lender would otherwise have. If the Lender commences a proceeding to take possession of the Collateral under this Note or the Security Documents, the Company waives the requirement, if any, that the Lender post a bond or any other type of security.

        Section 6. Setoffs. Upon the occurrence of any Event of Default, the holder hereof shall have the right to setoff against all obligations of the Company hereunder or under any of the Security Documents, whether matured or unmatured, all amounts owing to the Company or any wholly-owned subsidiary of the Company by the holder hereof or any affiliate of the holder hereof, whether or not then due and payable, and all other funds or property of the Company or any wholly-owned subsidiary of the Company on deposit with or otherwise held by or in the custody of the holder hereof or any affiliate of the holder hereof for the beneficial account of the Company or any wholly-owned subsidiary of the Company.

        Section 7.  Miscellaneous.

         7.1. Successors and Assigns. Whenever in this Note either of the parties is referred to, such reference shall include the successors and assigns of such party; and all terms and provisions of this Note shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         7.2. Notices. Notices, demands and communications shall be deemed to have been properly given to Company when faxed to (614) 548-6541 or deposited in the United States mail, registered or certified, postage prepaid, and addressed to Company at 155 Hidden Ravines Drive, Powell, Ohio 43065,
Attention: Chief Executive Officer, or hand delivered to the same address. Any communication to the Lender shall be deemed properly given if faxed, hand delivered or similarly mailed as follows:

                           Bank One, Columbus, NA
                           Commercial Loan Department 100 East
                           Broad Street Columbus, Ohio 43271-0170
                           Fax:  (614) 248-5518

         7.3. No Implied Waivers. No delay on the part of the Lender in exercising any right, power or privilege granted hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof. The rights and remedies herein expressly specified are cumulative and not exclusive of any other rights and remedies which the Lender would otherwise have.

         7.4. Amendments, Modifications, Etc. No amendment, modification, termination, or waiver of any provision of this Note nor consent to any departure by Company therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice or demand on Company in any case shall entitle Company to any other or further notice or demand in similar or other circumstances.

         7.5. Applicable Law. This Note shall be deemed to be contracts made under the laws of the State of Ohio, and for all purposes shall be construed in accordance with the laws of such state.

         7.6. Severability. Any provision of this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

         7.7. Expenses. All fees, costs or expenses, including reasonable fees and expenses of outside legal counsel incurred by the Lender in connection with the preparation, administration, amendment, modification or enforcement of the Note shall be paid by Company on demand.

         7.8. Counterparts. This Note may be signed in any number of counterparts with the same effect as if the signatures thereto were upon the same instrument. Complete sets of counterparts shall be lodged with Company and the Lender.

         7.9. Entire Agreement. The Note and Security Documents set forth the entire understanding between the parties concerning the subject matter thereof and incorporate all prior negotiations and understandings. There are no covenants, promises, agreements, conditions or understandings, either oral or written, between them relating to the subject matter of this Note other than those set forth in the Note and Security Documents. No representation or warranty has been made by or on behalf of any party to the Note and Security Documents (or any officer, director, employee or agent thereof) to induce the other parties to enter into the Note and Security Documents or to abide by or consummate any transactions contemplated by any term of the Note, except representations and warranties, if any, expressly set forth or referred to in the Note and Security Documents.

         7.10. Headings. Headings of the sections of this Note are for convenience only and shall not affect the construction of this Note.

         7.11. Effective Date. This Note shall become effective upon the execution of a counterpart hereof by each of the parties.

         7.12. Confession of Judgment. Company hereby authorizes any attorney at law to appear for Company, in an action on the Note, at any time after the same becomes due, as herein provided, in any court of record in or of the State of Ohio, or elsewhere, to waive the issuing and service of process against Company and to confess judgment in favor of the holder of the Note or the party entitled to the benefits of the Note against Company for the amount that may be due, with interest at the rate herein mentioned and costs of suit, and to waive and release all errors in said proceedings and judgment, and all petitions in error, and right of appeal from the judgment rendered.

         7.13. Time. Unless otherwise stated, all time references set forth herein are stated in Columbus, Ohio time.

         7.14. Consent to Jurisdiction; Service. As a specifically bargained inducement for the transactions set forth herein, the parties hereto specifically agree that any action, suit or proceeding in respect of or arising from or out of this Note, its validity or performance, shall be initiated and prosecuted as to all parties and their successors and assigns at Columbus, Ohio except to the extent that such exclusive jurisdiction would be inconsistent with the Lender's exercise of its rights under Section 7.12 hereof. The parties hereto consent to and submit to the exercise of jurisdiction over their person by any court situated at Columbus, Ohio, including without limitation the United States District Court for the Southern District of Ohio and having jurisdiction over the subject matter hereof and the Company hereby irrevocably appoints and designates CT Corporation System its current agent for service of process in the State of Ohio (the "Agent") as its true and lawful attorney in fact and duly authorized agent for service of legal process and agrees that service of such process upon such attorney in fact shall constitute personal service of such process upon such party. Company hereby agrees to maintain the Agent as its statutory agent for service of process in the State of Ohio during the term of this Note.

         7.15. Waiver of Jury Trial. THE LENDER AND THE COMPANY HEREBY VOLUNTARILY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE LENDER AND THE COMPANY ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THE COMPANY AND THE LENDER IN CONNECTION WITH THIS NOTE, OR ANY OTHER NOTE OR DOCUMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE LENDER TO ENTER INTO THE FINANCING TRANSACTIONS WITH THE COMPANY. IT SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY THE LENDER'S ABILITY TO PURSUE ITS REMEDIES INCLUDING, BUT NOT LIMITED TO, ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN THIS NOTE OR ANY OTHER DOCUMENT RELATED HERETO.

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.


                                DRUG EMPORIUM, INC.

                                By: /s/ TIMOTHY S. MCCORD
                                   --------------------------------------------
                                     Timothy S. McCord, Chief Financial Officer